UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2026

UWM Holdings Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39189	84-2124167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

585 South Boulevard E.
Pontiac,	Michigan	48341
(Address of principal executive offices)		(Zip Code)
(800) 981-8898
(Registrant’s telephone number, including area code)

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UWMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 30, 2026, UWM Holdings Corporation (“UWMC”) issued a press release which attached an open letter to the stockholders of Two Harbors Investment Corp. (“Two Harbors”) and sent a letter to the board of directors of Two Harbors detailing UWMC’s revised offer to acquire Two Harbors (the “April 30 Offer”). The April 30 Offer provides that common stockholders of Two Harbors can elect to receive for each common share either $12.00 per share in cash or 2.3328 shares of UWMC Class A common stock (with no cap on the amount of cash).

A copy of the press release and the letter to the board of directors of Two Harbors are furnished herewith as Exhibit 99.1 and 99.2, respectively. In addition, a copy of the April 20, 2026 letter that UWMC sent to the board of directors of Two Harbors regarding its April 20, 2026 offer to acquire Two Harbors is furnished herewith as Exhibit 99.3.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 30, 2026.

99.2	Letter to the Board of Directors of Two Harbors, dated April 30, 2026.

99.3	Letter to the Board of Directors of Two Harbors, dated April 20, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This current report includes forward-looking statements. These forward-looking statements are generally identified using words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict” and similar words indicating that these reflect our views with respect to future events. Forward-looking statements in this communication include statements regarding our expectations and beliefs related to (i) the timing of the completion of any proposed transaction; (ii) the ability of the parties to complete any proposed transaction;(iii) the benefits of a proposed transaction; and (iv) UWMC’s intrinsic value. These statements are based on management’s current expectations, but are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to materially differ from those stated or implied in the forward-looking statements, including: (i) that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein; (ii) the ability of the parties to satisfy the conditions to any proposed transaction, including obtaining stockholder approval and regulatory approval, on a timely basis or at all; (iii) the ability to obtain synergies and benefits of any proposed transaction; (iv) UWM’s ability to successfully implement strategic decisions and product launches; (iv) UWM’s dependence on macroeconomic and U.S. residential real estate market conditions, including changes in U.S. monetary policies, more specifically caused by the Presidential Administration that affect interest rates and inflation; (vi) UWM’s reliance on its warehouse and MSR facilities and the risk of a decrease in the value of the collateral underlying certain of its facilities causing an unanticipated margin call; (vii) UWM’s ability to sell loans in the secondary market; (viii) UWM’s dependence on the government-sponsored entities such as Fannie Mae and Freddie Mac; (ix) changes in the GSEs, FHA, USDA and VA guidelines or GSE and Ginnie Mae guarantees; (x) our ability to consummate the merger with Two Harbors and achieve the anticipated benefits; (xi) our ability to comply with all rules and regulations in connection with the launch of our internal servicing and the new risks that may be presented as a result of the transition; (xii) UWM’s dependence on Independent Mortgage Advisors to originate mortgage loans; (xiii) the risk that an increase in the value of the MBS UWM sells in forward markets to hedge its pipeline may result in an unanticipated margin call; (xiv) UWM’s inability to continue to grow, or to effectively manage the growth of its loan origination volume; (xv) UWM’s ability to continue to attract and retain its broker relationships; (xvi) UWM’s ability to implement technological innovation, such as AI in our operations; (xvii) the occurrence of a data breach or other failure of UWM’s cybersecurity or information security systems; (xviii) reliance on third-party software and services; the occurrence of data breaches or other cybersecurity failures at our third-party sub-servicers or other third-party vendors; (xix) UWM’s ability to continue to comply with the complex state and federal laws, regulations or practices applicable to mortgage loan origination and servicing in general; and (xx) other risks and uncertainties indicated from time to time in our filings with the Securities and Exchange Commission (the “SEC”) including those under “Risk Factors” therein. We wish to caution readers that certain important factors may have affected and could in the future affect our results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of us. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

This communication relates to a proposal that UWMC has made to the Two Harbors Board for a business combination transaction with Two Harbors. In furtherance of this proposal and subject to future developments, UWMC (and, if applicable, Two Harbors) may file one or more registration statements, proxy statements, tender or exchange offers or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer document, prospectus or other document UWMC and/or Two Harbors may file with the SEC in connection with a proposed transaction.

INVESTORS AND SECURITYHOLDERS OF UWMC AND TWO HARBORS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT, TENDER OR EXCHANGE OFFER DOCUMENT, PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS IF AND WHEN FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UWMC, TWO HARBORS, A PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders of UWMC and Two Harbors will be able to obtain copies of these documents if and when they become available, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about UWMC and Two Harbors, without charge, at the SEC’s website (http://www.sec.gov). Copies of the documents filed with the SEC by UWMC will be available free of charge under the SEC Filings heading of the Investor Relations section of UWMC’s website at https://investors.uwm.com.

Participants in the Solicitation

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, UWMC and its respective directors and executive officers and other members of management and employees may be deemed to be participants in any solicitation of proxies from Two Harbors stockholders in respect of a proposed transaction under the rules of the SEC. Information regarding UWMC’s directors and executive officers is available in UWMC’s Annual Report on Form 10-K for the year ended December 31, 2025, and UWMC’s proxy statement, dated April 24, 2026, for its 2026 annual meeting of stockholders (the “UWMC 2026 Proxy”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Please refer to the sections captioned “Compensation Discussion and Analysis”, “Executive Compensation”, “Stock Ownership” and “Proposal 3 – Advisory Vote on Executive Officer Compensation” in the UWMC 2026 Proxy. Any changes in the holdings of UWMC’s securities by UWMC’s directors or executive officers from the amounts described in the UWMC 2026 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the UWMC 2026 Proxy and are available at the SEC’s website at www.sec.gov.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UWM HOLDINGS CORPORATION

By:	/s/ Rami Hasani
Name:	Rami Hasani
Title:	Executive Vice President, Chief Financial Officer

Date: April 30, 2026